STATE OF ALABAMA  )

                  )     SAND AND GRAVEL LEASE

ELMORE COUNTY     )





This AGREEMENT is made and entered into on this 7-24-1996,

between HARPER LUMBER L.L.C. (hereinafter referred to as

"Harper") and ELMORE SAND & GRAVEL CO., (hereinafter referred to as "Elmore Sand")



WITNESSETH:



Harper, for and in consideration of the sum of Ten and 00/100

Dollars and other valuable consideration to Harper in hand paid by Elmore Sand, the receipt of which is hereby acknowledged, and in further consideration of the payments to be made hereunder and the agreements  hereinafter contained, Harper  hereby leases,

grants 1 bargains, sells and conveys to Elmore Sand all of the sand and gravel, collectively referred to herein as "SAID

MATERIALS"  in, on, upon and under the following described real estate in Elmore County, Alabama, to-wit:



All that parcel of land in the Northeast Corner of the Northeast

1/4 of the Northwest 1/4 of Section 11, Township 18, Range 17

containing approximately 20 acres.



This lease 15 for the term beginning 7/24/1996 and ending

7/24/2000 and upon the following conditions and terms:



1.   Elmore Sand has the right to enter upon said lands during

said period of time, to pass and repass over the same at will, on foot, by trucks, automobiles, machines and by draglines, dredges,

or pipelines for the purpose of prospecting for said materials,

digging, mining, processing, storing, conveying, removing and shipping the said materials from the said land.



2.   Elmore Sand shall have the right to use said land and the

water on and thereunder for prospecting, developing, working,

hauling, digging, washing, mining, processing, removing and

shipping the said materials or any of them; to construct and use washing and processing facilities; to dispose of and place on said land all water, mud, debris and residue resulting from the washing process; and to construct, maintain and use such roads as may be necessary or convenient in connection with Elmore Sand's operations on said land; and



3.   Elmore Sand shall have the right to construct and maintain on said land such roadways power lines, pipelines and equipment and such buildings and structures as may be necessary or

convenient for use as offices, storage of supplies and for

housing machinery 3 equipment arid facilities used in the

operations carried on hereunder.



4.   The parties shall mutually define and locate the tract upon which said mining activities shall be conducted, which lies

within the above-described process. Elmore Sand shall be

responsible for the maintenance of the right-of-way road for ingress and egress.



5.   In addition to the herein granted rights to mine sand and

gravel from the premises, Elmore Sand shall have the right to stockpile and process sand and gravel on these premises mined by it on the lands of third parties.



6.   Elmore Sand shall begin mining operations as soon as

practical. At the end of said term, all of Elmore Sand's rights shall expire except as herein otherwise stated.



7.   After Elmore Sand begins mining operations, Elmore Sand

agrees to keep accurate records of all materials shipped from said land, and Elmore Sand shall pay Harper royalties at the rate of twenty cents ($.20) a ton for all sand, and twenty-five cents

($.25) a ton for all gravel mined on the premises which is

shipped from the premises and five cents ($.05) a ton for any material mined elsewhere, which is processed and shipped from the premises. Elmore Sand shall give monthly written accounting to

Harper for all materials shipped from said lands. These monthly accounting payments are to be made to Harper on or before the

15th day of the following month. The process of accounting and payment by the 15th of each and every month thereafter will

continue for the remainder of the lease term. Elmore Sand shall pay Harper Five hundred and No/l00 Dollars ($500.00) a month in prepaid royalties for any months in which no materials are

shipped from the premises. These prepaid royalties shall cease once the materials to be mined on the premises are exhausted.
All

prepaid royalties shall be credited on the sums due Harper from

Elmore Sand for materials shipped from the premises.



8.   Payment under this agreement shall be made to:



Harper Lumber L.L.C.

Box 748

Wetumpka, Al 36092



unless Harper shall notify Elmore Sand in writing of the name and address of any other person or persons to whom remittance should be made under this agreement.



10. If default be made in the payment of royalties resulting from the shipping of materials from said land, Harper shall give

Elmore Sand written notice of such default and if such default is not remedied within ten (10) days from the receipt of such notice by Elmore Sand, Harper shall have the right, at its option, to terminate this agreement If default is made, I, Bobby Harvey, do contract, together with my heirs and assigns, to pay the amount of the default to Harper, together with any necessary costs of collection. Harper hereby represents and warrants to Elmore Sand that it owns the above described land in fee simple, it warrants and agrees to defend the title to the same and agrees to

indemnify Elmore Sand against any and all claims now existing or which may be made as to the said minerals or any of them.



12.   Elmore Sand shall have the right at any time during the

term of this agreement and for two (2) years after the expiration or termination of said agreement to remove all of its properties and facilities from the said land.



13.   Elmore Sand, in its mining operations, shall comply with

all existing laws and regulations, including those laws and

regulations governing reclamation of lands. Elmore Sand's

reclamation obligation shall include its hereby-agreed obligation not to leave any stockpile sand and gravel on the premises. At the termination of Elmore Sand's mining activities or at the expiration of the lease or extended term thereof, whichever

should first occur, Elmore Sand shall thereupon reclaim said land in accordance with applicable laws and regulations governing the reclamation of land Said reclamation shall be completed within two (2) years after Elmore Sand ceases its activities on said land or within six (6) months after said lease expires, whichever shall first occur.



14. Any notice, which may be required or permitted under this agreement, shall be sufficient if sent by mail postage prepaid,

to the parties at the following address:

     Harper:         Harper Lumber L.L.C.

                     PO Box 748 Wetumpka, AL  36092



     Elmore Sand:    Elmore Sand & Gravel Co., Inc.

                     P.O. Box 558

                     Elmore Alabama 36025



15.  This agreement shall be binding upon the parties hereto,

their respective successors, assigns, heirs, executors, and

administrators.



IN WITNESS whereof, we, Harper Lumber L.L.C. and Elmore Sand &

Gravel Co., Inc. have caused this instrument to be signed in duplicate in its names and behalf on the date first herein above written.





HARPER LUMBER L.L.C.







                              BY:  " Larry C. McGinn "

                              Larry C. McGinn

                              A member of said Limited Liability

                              Company





ELMORE SAND & GRAVEL CO., INC.

                              BY:  "Bobby H. Harvey"

                              Bobby H. Harvey

                              Its President



STATE OF ALABAMA

ELMORE COUNTY



I, Janice Tanner a Notary Public in and for said State at large,

do hereby certify that LARRY C. MCGINN, whose name as a member of said limited liability company of Harper Lumber L.L.C., a limited liability company, is signed to the foregoing Sand and Gravel lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of the lease, he, as such member and with full authority, executed the same voluntarily, on the day the sane bears date.



Given under my hand and seal this 24 day of July 1996.



 "Janice Tanner"

Notary Public



MY COMMISSION EXPIRES

JANUARY 03, 1999









STATE OF ALABAMA

MACON COUNTY



I, Janice Tanner, a Notary Public in and for said State at large do hereby certify that BOBBY H. HARVEY, whose name as President of ELMORE SAND & GRAVEL CO INC., a corporation, is signed to the foregoing Sand and Gravel Lease and who is known to me,

acknowledged before me on this day that being informed of the contents of the lease, he, as such officer, and with full

authority, executed the same voluntarily, on the day the same bears date.



Given under my hand and seal



this 24th day of July  1996.



" Janice Tanner"

Notary Public



MY COMMISSION EXPIRES

JANUARY 03, 1999





----------------------------------------------------------------



STATE OF ALABAMA  )

                  )    SAND AND GRAVEL LEASE

ELMORE COUNTY     )





THIS AGREEMENT is made and entered into on this February 17,

1995, between EDSEL H. OWSLEY, CHARLES M. OWSLEY, CHARLOTTE

BARNES, AND MARGARET O. TILL (hereinafter referred to as

"Owsley") and ELMORE SAND & GRAVEL CO. INC. (hereinafter referred to as "Elmore Sand".



WITNESSETH:



Owsley, for and in consideration of the sum of Ten and 00/100

Dollars and other valuable consideration to Owsley in hand paid by Elmore Sand, the receipt of which is hereby acknowledged, and in further consideration of the payments to be made hereunder and the agreements hereinafter contained, Owsley hereby leases,

grants, bargains, sells and conveys to Elmore Sand all of the sand and gravel, collectively referred to herein as "SAID

MATERIALS" in, on, upon and under the following described real estate in Elmore County, Alabama, to-wit.



A parcel of land containing 26 acres, more or less, being in the

Northeast quarter of the Northwest quarter of Section 13,

Township 18 North, Range 17 East; then a parcel of land

containing 10 acres, more or less, being in the Southeast quarter of Southwest quarter of Southwest quarter of Section 12, Township

18 North, Range 17 East: then a parcel of land containing 11 acres, more or less, being in the South half of the Southwest quarter of Section 121 Township 18 North, Range 17 East Elmore

County, Alabama.



This lease is for the term beginning February 20, 1995 and ending

January 1, 1998 and upon the following conditions and terms:



1.  Elmore Sand has the right to enter upon said lands during said period of time, to pass and repass over the same at will, on foot, by trucks, automobiles, machines and by draglines, dredges,

or pipelines for the purpose of prospecting for said materials,

digging, mining, removing and shipping the said materials from the said land



2.  Elmore Sand shall have the right to use said land and the water on and thereunder for prospecting, developing, working,

hauling, digging, removing and shipping the said materials or any of them; and to construct, maintain and use such roads as may be necessary or convenient in connection with Elmore Sand's

operations on said land.



3.  The Parties shall mutually define and locate the tract upon which said mining activities shall be conducted, which lies

within the above described premises.  Elmore Sand shall be

responsible for the maintenance of the right-of-way road for ingress and egress.



4.  Elmore Sand shall begin mining operations as soon as

practical.  At the end of said term, all of Elmore Sand's rights shall expire except as herein otherwise stated.



5.  After Elmore Sand begins mining operations, Elmore Sand

agrees to keep accurate records of all materials shipped from said land and Elmore Sand shall pay Owsley at the rate of twenty cents ($.20) a ton for all sand and twenty-five cents ($.25) a ton for all gravel mined on the premises and removed from the premises.  Elmore Sand shall give written accounting to Owsley for all materials shipped from said lands and payment is to be made to Owsley on or before the 15th day of the following month,

accompanied by Elmore Sand's written accounting along with

payment check.  The process of accounting and payment by 15th of each and every month thereafter will continue.



6.  Payment under this agreement shall be made to:



Edsel H. Owsley

P.O. Box 128

Elmore, Alabama 36025



unless Owsley shall notify Elmore Sand in writing of the name and address of any other person or persons to whom remittance should be made under this agreement.



7. If default be made in the payment of royalties resulting from the shipping of materials from said land, Owsley shall give

Elmore Sand written notice of such default and if such default is not remedied within ten (10) days from the receipt of such notice by Elmore Sand, Owsley shall have the right at his option to terminate this agreement.



8.  Owsley hereby represents and warrants to Elmore Sand that they own the above described land in fee simple, and they warrant and agree to defend the title to the same and agree to indemnify

Elmore Sand against any and all claims now existing or which may be made as to the said minerals or any of them.



9.  Elmore Sand shall have the right at any time during the term of this agreement and for six (6) months after the expiration or termination of said to remove all of its properties and

facilities from the said land.



10. Elmore Sand, in its mining operations, shall comply with all then existing laws and regulations, including those laws and regulations governing reclamation of lands.  At the termination of Elmore Sand's mining activities or at the expiration of the lease or extended term thereof, whichever should first occur,

Elmore Sand shall thereupon reclaim said land in accordance with applicable laws and regulations governing the reclamation of land.  Said reclamation shall be completed within six (6) months after said lease expires1 whichever shall first occur.



11.  Any notice which may be required or permitted under this agreement shall be sufficient if sent by mail postage prepaid, to the parties at the following address:









Owsley:   Edsel H. Owsley

          P.O. Box 128

          Elmore, Alabama 36025





Elmore Sand:  Elmore Sand & Gravel Co., Inc.

              P.0. Box 558

              Elmore, Alabama 36025



12.  This agreement shall be binding upon the parties hereto,

their respective successors, assignees, heirs, executors, and administrators.



IN WITNESS WHEREOF, we, Charles W. Owsley, Charlotte Barnes, and

Margaret O. Till, by our Attorney-in-Fact, Edsel H. Owsley, and

Edsel H. Owsley, individually, and Elmore Sand & Gravel Co.,
Inc.

have caused this instrument to be signed in duplicate in their names and behalf on the date first herein above written.



By: "Edsel H. Owsley"

Edsel H. Owsley, As Attorney-in-Fact

for Charles W. Owsley, Charlotte Barnes, and Margaret O. Till





ELMORE SAND & GRAVEL CO., INC



BY: "Bobby H. Harvey"

Its President





STATE OF ALABAMA

ELMORE COUNTY





I, Edsel H. Owsley, a Notary Public in and for said State at

Large do hereby certify that EDSEL H. OWSLEY, AS
ATTORNEY-IN-FACT

FOR CHARLES M. OWSLEY, CHARLOTTE BARNES, AND MARGARET O. TILL,

whose name is signed to the foregoing Sand and Gravel Lease, and who is known to me, acknowledged before me on this day that,

being informed of the contents of the lease, he, in his capacity as Attorney-in-Fact, executed the same voluntarily, on the day the same bears date.



Given under my hand and seal this February 28, 1995.



"Janice Tanner"

Janice Tanner Notary Public



MY  COMMISSION EXPIRES ON JANUARY 03, 1999



STATE OF ALABAMA

ELMORE COUNTY



I, Edsel H. Owsley, a Notary Public in and for said State at

-large, do here by certify that EDSEL H. OWSLEY, INDIVIDUALLY,

whose name is signed to the forgoing Sand and Gravel Lease, and

who is known to me, acknowledged before me on this   day that,

being informed of the contents of the lease,  he executed the same voluntarily, on the day the same bears date.



Given under my hand and seal this February 28, 1995.



"Janice Tanner"

 Janice Tanner Notary Public



MY COMMISSION EXPIRES

JANUARY 03, 1999





STATE OF ALABAMA

MACON COUNTY



I, Wm. M. Russell. Jr., a Notary Public in and for said State at large, do hereby certify that BOBBY H. HARVEY, whose name as

President of ELMORE SAND & GRAVEL CO., INC., a corporation, is signed to the foregoing Sand and Gravel Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of the lease, he as such officer, and with full authority, executed the same voluntarily, on the day the same bears date.



Given under my hand and seal this February 17, 1995.

"Wm. Russell"

 Wm. Russell  Notary Public



----------------------------------------------------------------



STATE OF ALABAMA

ELMORE COUNTY



SAND & GRAVEL CONTRACT



THIS CONTRACT is made and entered into on this the 15th day of

September, 1995, by and between STEPHEN C. ROGERS, MARY EMILY

COLVIN, EMILY S. ROGERS and CYNTHIA R. SHEARER (hereinafter

called "Rogers") and ELMORE SAND & GRAVEL CO., INC., a

corporation, (hereinafter called "ELMORE). WITNESSETH



Rogers, for and in consideration of the sum of $10.00 cash and other good and valuable consideration in band paid by Elmore to

Rogers, the receipt of which is hereby acknowledged and in

further consideration of the payments to be made hereunder and the agreements hereinafter contained and set forth. does here-by give and grant unto Elmore, subject to the other terms and

provisions of this Contract, the exclusive right and license to mine and remove all. of the sand and gravel, (hereinafter called the materials) located in, on, upon, and under the following described lands located in Elmore County, Alabama, to-wit:



All that portion of the Rogers property located west of Alabama

Highway Number 143 In section 34, Township 19 North, Range 17

East, as shown in the diagram attached as Exhibit "A", said land being situated in Elmore County, Alabama, and being here after called "the lands".  PROVIDED HOWEVER, Elmore shall leave a 250 foot setback along. the northern side of the property and 150 foot setback along the western side o~ the previously subdivided property known as the 'Rogers or Speigner Plat".  No mining,

stocking or other activities permitted under this Contract shall he carried on the setback areas.



1.  This Contract shall commence on September 1, 1995 and shall terminate on August 31, 2000.  PROVIDED HOWEVER, this Contract shall also terminate once the materials are exhausted.



2. Elmore has the right to: (1) enter upon the lands to pass and repass over the same at Will, on foot, by trucks, automobile,

machines, and by draglines, dredges, or pipelines for the purpose of prospecting for and mining the materials;  (2) dig, mine,

process, store, convey, remove, and ship the materials from the land: (3) use the land, and the waters located thereon and

thereunder for prospecting, developing, working, hauling, digging washing, mining, processing, removing and shipping the materials;

(4) construct and use washing and processing facilities on the land; (5) dispose of and place on the land all water, mud,

debris, and residue resulting from the washing process;  (6)

construct, maintain and use such roads as may be necessary or convenient in connect on with Elmore's operations on the land;

(7) construct and maintain on the land such roadways, power

lines, pipelines, and equipment, and such buildings and

structures as may be necessary or convenient for use as offices,

storage of supplies, and for housing machinery, equipment, and facilities used in the operations carried on hereunder; and (8)

stockpile and process sand and gravel on the lands which is has mined on the lands of third parties.



3.  The parties shall mutually define and locate the area of the lands upon which mining activities shall be conducted. If Elmore elects to erect a structure on the land, or erect a road or other improvements on the land, the parties shall mutually agree upon the site for the same.  Elmore shall at all times be responsible for the maintenance of any and all right-of-way roads and other improvements made to or on the lands by Elmore.



4.  Elmore shall begin mining operations as soon as practical.

However, Elmore shall give Rogers ninety (90) days notice prior to the commencement of mining activities so that Rogers may cut and remove timber from the property to be Mined



5.  Elmore agrees to keep accurate records of all materials

shipped from the land and accurate records of all materials mined elsewhere, but subsequently placed on the lands and thereafter shipped from the lands.  Rogers shall have the right to inspect these records at all reasonable times Elmore shall pay a royalty for materials shipped from the lands as follows:  (a) "Twenty cents ($.20) a ton for sand,  (b) twenty-five cents ($.25) for all gravel.  Elmore shall pay Rogers a royalty for materials mined elsewhere, but subsequently placed on the lands and

thereafter shipped from the lands at the rate of five cents

($.05) a ton.  Elmore shall give Rogers a monthly written

accounting with respect to all materials shipped or materials mined elsewhere, but subsequently placed on the lands and

thereafter shipped from the lands. The monthly accounting, and payments due hereunder are to be and delivered to Rogers on or before the 15th day of the following month. The process of

accounting and payment by 15th of each and every month thereafter will continue for the remainder of the term of this Contract.

Once mining operations commence on the lands Elmore shall pay

Rogers $500.00 a month as an advance or pre-paid royalty for any month in which no materials are shipped from the lands. The

prepaid royalty shall cease once the materials to be mined on the lands are exhausted, it, being agreed that at such time this

Contract and all rights of Elmore hereunder shall cease and

terminate. All prepaid or advance royalties shall be credited to the sums due Rogers from Elmore for materials thereafter shipped from the lands. All payments due Rogers under this Contract shall be made to:



Mrs. Emily S. Rogers

Number 5 Bedford Place

Tuscaloosa, Alabama 35406



unless Rogers  shall  notify  Elmore  in  writing of  the  name and address of any other person or persons to whom remittance should be made under this Contract.



6.  Elmore shall pay all severance taxes or any other taxes

incidental to the mining operation which may be due or payable because of such operation and shall also pay all ad valorem taxes on any machinery or chattels placed on the property by Elmore.

Rogers shall pay all ad valorem taxes assessed against the real property by the state, the county, and any school district during the existence of this Contract



7.  It is anticipated that Elmore will place two house trailers on the lands.  Elmore shall pay Rogers  $50.00 a month for each trailer as long as a trailer remains on the lands. It is agreed,

however, that Elmore shall be responsible for the conduct of all persons using the house trailers.



8.  If default be made in the payments due under this Contract

Rogers shall give Elmore written notice of such default and it such default is not remedied within ten (10) days from the

receipt of such notice by Elmore, Rogers shall have the right to terminate this Contract.



9.  Rogers hereby represents and warrants to Elmore that Rogers owns the land in fee simple, and warrants and agrees to defend the title to the same and to indemnify Elmore against any and all claims now existing or which may be made as to the materials.



10. Any and all improvements, additions, and repairs to or on the lands shall be made at the sole cost of Elmore.  All such

improvements, additions, arid repairs of whatever kind and nature which are not removed from the lands by Elmore shall revert to,

and become the property of Rogers. PROVIDED, HOWEVER, Elmore shall have the right at any time during the term of this

Contract, and for 60 days after the expiration or termination of this Contract, to remove all of its properties and facilities from the said land.



11. Elmore shall comply with all existing laws and regulations,

including, without limitation, all laws, rules, and regulations

governing reclamation of the lands.   Elmore's reclamation

obligations shall include, but shall not be limited to its hereby agreed obligation not to leave any stockpile of sand or gravel on the lands, nor any piles of mud, debris, or residue resulting from the washing process permitted hereunder. At the termination of Elmore's mining activities, or at the expiration or

termination of this Contract, whichever event shall first occur,

Elmore shall reclaim the land in accordance with applicable laws and regulations governing the reclamation of land.  Said

reclamation shall be completed within one (1) year after Elmore ceases its activities on said land or within six (6) Months after this Contract expires or is terminated, whichever event shall first occur.



12. Elmore shall observe and comply with all rules regulations laws, and ordinances now in effect, or which may be enacted

during the term of this Contract or any county, state, municipal,

or federal authorities having jurisdiction over the lands, or the subject matter of this Contract, and Elmore agrees to indemnify and fully relieve Rogers from any compliance therewith or

liability for violation thereof.



13. Elmore shall indemnify Rogers and save Rogers free and

harmless from and against all mechanics' liens and notices

thereof relating to the property on account of any labor

performed or of materials furnished at the request of Elmore, or for or on behalf of Elmore during the term thereof.  Should any lien or notice be filed, Elmore shall promptly discharge the same



14. Elmore hereby covenants and agrees to indemnify Rogers and save and hold Rogers free and harmless from and against any and all Suits, actions, causes of action, claims, and demands

whatsoever made or asserted against Rogers by any party for

injuries to or the death of any person, or damage to or loss of property alleged or claimed to have been caused by, or to have arisen out of or in connection with, or to be incidental to the use or occupation of the property by Elmore, except for injury,

death damage, or loss caused by the negligence of Rogers.
Elmore

further covenants and agrees to pay, liquidate (discharge, and satisfy any and all judgments, awards, and expenses which may be rendered against or incurred by Rogers on account of injuries to or the death of any person o~ on account of loss or damage to any property whatsoever, alleged or claimed to have been caused by or to have arisen out of or in connection with 9r to be incidental to the use of occupation of the property by Elmore, including,

but not limited to, all costs of suit, reasonable attorneys'

fees,  and reasonable expenses in connection therewith.



15.  Elmore, at its sole cost, provide Rogers insurance under a policy of insurance insuring Rogers against loss or damage as a result of Elmore's use and occupancy of the property. The

insurance policy shall be with a company acceptable to Rogers and shall name Rogers as a named insured and provide Rogers insurance coverage in the amount of  $1,000,000.00 per occurrence.

Evidence of the required insurance policy shall be deposited with

Rogers during the term of this Contract and it is expressly

agreed that Elmore shall maintain the insurance policy during the entire term of this Contract. If the insurance policy shall lapse or be canceled this Contract shall be and become null and void and all rights and benefits granted Elmore hereunder shall

terminate without notice to Elmore.



16. Any notice which may be required or permitted 'under this

Contract shall be sufficient if sent by mail postage prepaid, ~c the parties at the following address



IF TO ROGERS:



Mrs. Emily S. Rogers Number 5 Bedford Place

Tuscaloosa, Alabama 35406



17. Rogers and Rogers' agents and employees may, at any time.
And

from time to time, enter on and upon the lands and inspect the land



18. Elmore shall have no right to sublease, assign pledge,

mortgage, convey, or otherwise transfer or encumber this

Contract, or any of its rights hereunder.  If Elmore breaches this covenant this Contract shall be void and all rights of

Elmore hereunder shall cease and terminate without further notice to Elmore.



19. If Elmore breaches any one or more of the conditions or

covenants of this Contract, Rogers, at Rogers option, may

terminate this Contract and declare the same null and void as to the remaining term thereof



20. This Contract is made and is accepted in the State of Alabama and shall be governed and construed under and in accordance with the laws of the State of Alabama.



21. This Contract sets forth all of the promises, agreements,

conditions, covenants, and understandings between Rogers and

Elmore. Relative to the subject matter of this Contract and the party agree that there are no other promises agreements,

conditions, covenants, or understandings either oral or written,

between them other than those set forth in this Contract.  The parties further agree that the terms of this Contract may not be altered or amended except by an instrument in writing executed by all of the parties hereto.



22. The provisions of the Contract shall insure to the benefit of, and shall be fully binding upon all of the parties hereto,

and their respective successors, assigns, and legal

representatives



23. It is agreed that time is and shall be of the essence of this

Contract. However, the failure of Rogers to insist, in one or more instances, upon the strict performance by Elmore of any of the provisions of this Contract shall not be construed as a

waiver of any future breach of such provisions.



IN WITNESS WHEREOF, the parties have executed this instrument on the date first herein above written.



"Stephen C. Rogers"

Stephen C. Rogers



"Emily S. Rogers"

Emily S. Rogers



"Mary Emily Colvin"

Mary Emily Colvin



"Cynthia R. Shearer"

Cynthia R. Shearer







ELMORE SAND & GRAVEL CO. INC



BY: ITS PRESIDENT







STATE OF ALABAMA

COUNTY OF DALLAS



I, the undersigned authority, a Notary Public in and for the

State of Alabama at Large, do hereby certify that Stephen C.

Rogers, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date



Given under my hand and seal this 15th day of September, 1995



(Signed)

NOTARY PUBLIC STATE OF ALABAMA AT LARGE

OF ALABAMA AT LARGE











STATE OF ALABAMA

COUNTY OF Jefferson



I, the undersigned authority, a Notary Public in and for said county, in said State, do hereby certify that Mary Emily Colvin,

whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being

informed of the contents of said instrument, she executed the same voluntarily on the day the same bears date

Given under my hand and seal this 26th day of September 1995.



(SIGNED)

NOTARY PUBLIC



My Commission Expires June 15, 1999





STATE OF ALABAMA

COUNTY OF _______



I, the undersigned authority, a Notary Public in and for county,

in said State, do hereby certify that Emily S. Rogers whose name is signed to the foregoing instrument, and who is known to me,

acknowledged before me on this day that, being informed of the contents of said instrument she executed the same voluntarily on the day the same bears date.



Given under my hand and seal this 29 day of September 1995.



(Signed)



NOTARY PUBLIC

My Commission Expires April 23, 1996







STATE OF ALABAMA

COUNTY OF Jefferson



I, the undersigned authority, a Notary Public in and for county,

in said State, do hereby certify that Cynthia R. Shearer whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument she executed the same voluntarily on the day the same bears date.



Given under my hand and seal this 26 day of September 1995.



(Signed)

NOTARY PUBLIC

My Commission Expires June 15, 1999



---------------------------------------------------------------



STATE OF ALABAMA   )

ELMORE COUNTY      )   SAND AND GRAVEL LEASE



This agreement is made and entered into on this day November 4,

1997 between PAUL F. SKINNER (hereinafter referred to as

"Skinner" and ELMORE SAND AND GRAVEL, INC. (hereinafter referred to as "Elmore S&G).



WITNESSETH:



Skinner, for and in consideration of the sum of Twenty Five

Thousand and 00/100 Dollars (25,000.00), which shall apply as a down payment on future royalties, and other valuable

consideration to Skinner in hand paid by Elmore S&G, the receipt of which is hereby acknowledged, and in further consideration of the mining royalty payments to be made hereunder and the

agreements hereinafter contained, Skinner hereby leases, grants,

bargains, sells and conveys to Elmore S&G all of the sand and gravel, collectively referred to herein as "SAID MATERIALS" in,

on, upon and under the following described Skinner owned real estate in Elmore County Alabama, to-wit:



The Southwest Quarter of the Southwest Quarter of Section 33,

Township 20N, Range 17E1 Parcel 09, Elmore County Alabama,

totaling approximately 415 acres,



ALSO the Northwest Quarter of Section 4, Township 19N, Range
17E,

Parcel

02, Elmore County, Alabama, totaling approximately 164 acres,

more or less as

shown by Survey made by William C. Sheffield, Jr., Registered

Land Surveyor

No. 9044, dated March 8, 1995.



LESS the five (~) plats situated in Parcel 02 above sold by

Skinner since the above recording to relatives and/or others totaling approximately 45 acres; the description attached hereto.



This property is the same property as that conveyed by Warranty

Deed to O.G. Skinner by J.B. Lane and wife, Ethel Lane recorded on November 25, 1942, in the office of the Judge of Probate of

Elmore County, Alabama, in Deed Record R-56, Page 261.



This property is the same property as that conveyed by Warranty

Deed to O.C. Skinner by J.J. Strength, a widower, recorded on

November 10, 1960, in the office of the Judge of Probate of

Elmore County, Alabama, in Deed Record R-135, Page 493.



This lease is for the term ending 10 years after the signing of this agreement, or 11/4/97 and upon the following conditions and terms: with the option extend 5 additional years.



1. Elmore S&G has the right to enter upon said lands during said period of time, to pass and repass over the same at will, on foot, by trucks, automobiles, machines and by draglines, dredges,

conveyors, screens or pipelines for the purpose of prospecting for said materials, digging, mining, removing and shipping the said materials from the said land.



2. Elmore S&G shall have the right to use said land and water on and thereunder for prospecting, developing, working, hauling,

digging, removing and, shipping the said materials 9r any of them: and to construct, maintain and use such roads as may be necessary or convenient in connection with Elmore S&G's operation of said land.



3.  At this point, Elmore S&G shall not be required to make any special efforts to keep the airborne road dust created from its truck travel to a minimum during working hours. If dust control becomes requested by Skinner in the future, such as watering the road to keep the dirt damp during dry weather conditions, Elmore

S&G may be entitled to a reduction in the royalty rate to offset the additional operational costs.



4. The Parties shall mutually define and locate the tract upon which said mining activities shall be conducted, which lies

within the above described premises. Elmore S&G shall be

responsible for the maintenance of the right of-way road for ingress and egress.



5.  Elmore S&G shall begin mining operations as soon as

practical. At the end of said term, all of Elmore S&G1s rights shall expire as herein other wise stated.



After Elmore S&G begins mining operations, Elmore S&G agrees to keep accurate records of all materials shipped from said land,

and Elmore S&G shall pay Skinner royalties at the rate of 50 cents per ton for all materials sized 1/2u and over only, and mined on the premises and removed from the premises. Elmore S&G shall give written accounting to Skinner for all materials

shipped from said lands and payment is to be made to Skinner on or before the 1 5th day of the following month, accompanied by

Elmore S&G's written accounting along with payment check. The process of accounting and payment by the 15th of each and every month thereafter will continue.



7.  Payment under this agreement shall be made to:



Paul F. Skinner

855 Newton Street

Prattville, Alabama 36067



Unless Skinner shall notify Elmore S&G in writing of the name and address of any other person or persons to whom remittance should be made under this agreement.



8. If default be made in the payment of royalties resulting from the shipping of materials from said land. Skinner shall give

Elmore S&G written notice of such default and if such default is not remedied within ten (10) days from the receipt of such notice by Elmore S&G, Skinner shall have the right, at his option, to terminate this agreement.



9.  Skinner hereby represents and warrants to Elmore S&G that he owns the above described land in fee simple, that the same is not his homestead, and he warrants and agrees to defend the title to the same and agrees to indemnify Elmore S&G against any and all claims now existing or which may be made as to the said minerals or any of them.



10.  Skinner hereby agrees that he will not, nor will he allow any other person, persons, companies nor business access to the site for any purpose, such as mining, well drilling, utilities or roads construction, or any other business or recreation without the written permission of Elmore S&G.



11.  Skinner shall retain the right to authorize access to the site for hunting purposes and all permission to hunt on said property shall be given by Skinner. Skinner may elect a proxy to act on his behalf in his absence and shall notify Elmore S&G of said election. Skinner agrees not to allow hunting to any person during Elmore S&G's working hours, whether regular, overtime,

weekend or holidays.



12.  Elmore S&G shall have the right at any time during the term of this agreement and for six (6) months after the expiration,

termination or default of same to remove all of its properties and facilities from the said land.



13.  Elmore S&G, in its mining operation, shall comply with all the existing laws and regulations, including those laws and

regulations governing the reclamation of lands. At the

termination of Elmore S&G's mining activities or at the

expiration of the lease or extended term thereof, whichever

should first occur, Elmore S&G shall thereupon reclaim said land in accordance with applicable laws and regulations governing the reclamation of land.  Said reclamation shall be completed within six (6) months after said lease expires, whichever shall first occur.





14.  Any notice which may be required or permitted under this agreement shall be sufficient if sent by mail, postage prepaid,

to the parties at the following address:



Lessor:     Paul F. Skinner    (334) 365-7960

            855 Newton Street

            Prattville, Alabama 36067



Lessee:     Elmore Sand & Gravel, Inc.    (334) 285-1805

            P.O. Box 558

            Elmore, Alabama 36025





15.  This agreement shall be binding upon the parties hereto,

their respective successors, assigns, heirs, executors, and

administrators.



IN WITNESS WHEREOF, both Skinner and Elmore S&G have caused this instrument to be signed in duplicate in their names and behalf on the date first herein written.



"Paul F. Skinner" (L.S.)

Paul F. Skinner





ELMORE SAND & GRAVEL INC.

      By:  (Signed) Bobby H. Harvey (L.S.)

      Its President





State of Alabama  )

Elmore County     )



I, Janice H. Tanner, a Notary Public in and for said State at

Large, do hereby certify that Paul F. Skinner, whose name is foregoing Sand and Gravel Lease, and who is known to me.

acknowledged before me on this day that, being informed of the contents of executed the same voluntarily, on the day the same bears date:



Given under my hand and seal this November 4, 1997

"Janice Tanner"

Notary Public





I, Janice H. Tanner, a Notary Public in and for said State at

Large, do hereby certify that Bobby H. Harvey, whose name as

President of Elmore Sand and gravel, Inc. a corporation, is

signed to the forgoing sand and Gravel Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of executed the same voluntarily, on the day the same bears date:



Given under my hand and seal this November 4, 1997

"Janice Tanner"

Notary Public

STATE OF ALABAMA

ELMORE COUNTY

-----------------------------------------------------------------
-------------------------------------------------



EXCLUSIVE SAND AND GRAVEL LEASE





THIS LEASE AGREEMENT made this 25th day of November, 1995 by and between the State of Alabama, Department of Corrections,

hereinafter referred to as "LESSOR" and Kitty D.  Hartley,

hereinafter referred to as "LESSOR" or their successors,

WITNESSETH AS FOLLOWS:



LESSOR does hereby lease to LESSEE under the terms and conditions set out herein below, the exclusive right to mine, extract, dig,

excavate, remove and take away all merchantable and marketable sand and gravel from the following described property, together with the right to remove any and all top soil or over burden above said sand and gravel, said property being located in Elmore

County, Alabama, to-wit:



TRACT I



LEGAL DESCRIPTION - SPEIGNER LAKE AREA - ELMORE COUNTY, ALABAMA:



Begin at the Southeast corner of Section 3.  T18N, R17E, Elmore

County, Alabama; thence approximately N 45' w, 7467 feet more or less to the Northwest corner of said Section 3;



thence continue approximately N 45o W, 3734 feet more or less to the center of Section 33, T19N, Rl7E;



thence North along the center of Section 33,  2640 feet more or less to the Southeast corner of the SW1/4 of Section 28;



thence West along the South line of Section 28, 1320 feet more or less to the Southwest corner of the SE1/4 of the SW1/4 of Section

28;



thence North along said quarter section line, 1320 feet more or less  to  the  Northwest corner of the SE 1/4 of  the  SW1/4  of said Section 28,



thence Easterly 3960 feet more or less to the South right-of-way line of the L & N Railroad;



thence Southeasterly along said South right-of-way to the East line of said Section 26;



thence South along said East section line, l320 feet more or less to the Northwest corner of Section 34;



thence East along the North line of said Section 34,  1320 feet more or less to the Northeast corner of the NW1/4 of the NW 1/4 of said Section 34;



thence South along said quarter section line,  2640 feet more or less to the Southeast corner of the SW1/4 of the NW1/4 of Section

34,



thence East along the East-West half section line, l320 feet more or less to the center of Section 34;



thence approximately  S  45o E.  3734 feet more or less to the

Southeast corner of said Section 34;



thence East along the North line of Section 2,  T19N,  R18E,
1000

feet  more  or less to the South right-of-way line of the L & N

Railroad



thence Southeasterly  along said railroad right-of-way  to  the

South line of said Section 2;



thence West along the South line of Section 2 to  the  Southwest corner of Section 2, TI8N, R17E, the point of beginning.



Said described property lying in Sections 2 and 3, Tl8N,  R17E,

and  in  Sections 28,  33 and  34,  Tl9N,  Rl7E,  Elmore
County,

Alabama, and containing 1314 acres more or  less.



Situated within this described parcel of real property is the

Alabama Department of Corrections' Swine Production Unit and it

is specifically understood and agreed to by LESSOR and LESSEE that LESSEE will not excavate, nor mine, nor place equipment within 300 feet of the outside perimeter of the said unit, and that this area which the said unit occupies and 300 feet in all directions is excluded and excepted from this lease.



Situated within this described parcel of real property is the

Draper Firearms Firing range and it is specifically understood and agreed to by LESSOR and LESSEE that LESSEE will not excavate,

nor mine; nor place equipment within 150 feet of the Outside perimeter of the said Range and that this area which the said

Range occupies and 150 feet in all directions is excluded and excepted from this lease.



COVENANT OF TITLE



LESSOR covenants that it has a good right end title to the lands and property leased, and the full right to lease the same and that the LESSEE shall have quiet and peaceable possession of the same during the continuance of this lease.



DEFINITION OF SAND AND GRAVEL



It is agreed between the parties hereto that the words sand and gravel as used herein shall and do include all sand, clay, gravel and rock, and each of them or any and all kinds or combinations thereof whether for construction, industrial, chemical,

agricultural or any other use, located on the above-described lands.





ADDITIONAL MINERALS



If any minerals other than sand and gravel, as herein defined,

shall be found on the leased premises during the term hereof, the same shall remain the property of the LESSOR, except that LESSEE shall have the first right and option to mine or excavate said minerals under such terms and conditions as may be agreed upon by the parties.



TERMS AND CONSIDERATION



This lease shall be for a term of TWENTY (20) YEARS from the date

hereof.   A royalty of $0.20 per ton by weight, for all sand and

$0.25 per ton for all gravel, will be paid to the LESSOR by the

20th day of the month following shipment.  A tabulation of the proceeding month's shipments will be made from dray tickets

issued to each separate carrier leaving the property.   Official

railroad scale weights will be used to verify shipments made by rail.



The LESSOR shall grant the LESSEE three (3) additional options of five (5) years each. The royalty to be paid by LESSEE to LESSOR shall be renegotiated by the parties each time the LESSEE chooses to exercise its additional options and set out in writing as an addendum to this Lease Agreement.



Production will begin within Eight (8) months of the date of this contract. A minimum royalty payment of $l,500.00 per month will begin during the NINTH month whether or  not  the production and sale of material has begun. Any and all payments of this nature will be considered as prepaid royalty which will be credited against future shipments, and such payments will be payable for the life of this lease and any extensions thereof whether

production ever begins or stops at any time.



The LESSEE shall have the right to stockpile or store such

material on the property covered by the lease at no cost other than the royalty paid as stated above.  LESSEE shall have SIX
(6)

MONTHS to sell and remove such stockpiled material after the expiration of the lease; or any renewal or cancellation thereof.


In the event any stockpiled material remains on the premises beyond this SIX (6) MONTHS period,  the LESSEE,  at its option shall  pay  to LESSOR a reasonable rent which  shall  he

negotiated  by  the  parties  or  shall  donate the  stockpiled materials to the LESSOR.



RECORDS



The LESSEE agrees to keep accurate and accountable records

showing the quantity of sand and gravel removed from the premises under the terms hereof which said records shall be open and

available for the inspection of and audit by LESSOR, or its duly authorized representative, at reasonable intervals during the business hours of LESSEE, for the purpose of determining the quantity of such sand and gravel removed from the premises.



ROADWAYS



As part of the rights of ingress and egress granted hereunder,

and to carry on his operation hereunder, LESSEE shall have the rights to make use of all roadways presently existing on the promises, or on adjoining lands of LESSOR as aforesaid, and shall further have the right to build and maintain any new roadways

(vehicular or rail) as may be necessary for the production,

access to or removal of material from the premises, and in the construction of such roadways LESSEE may use such materials as may be necessary for such construction  mined  or obtained  from the premises free of charge and  without royalty payment thereon.



BUILDING AND MACHINERY



LESSEE shall have the right to construct or erect any and all buildings and/or plants on the leased premises as may be

reasonably necessary or useful for the mining, storing,

production, processing and removal of the sand and gravel

acquired hereunder. LESSEE shall have the further right to place on the premises such machinery and equipment as may be reasonably necessary or useful to his operations. LESSEE shall have the right to remove said buildings, plants or equipment and machinery from the premises at any time during the term hereof at his

discretion.



CONTROL AND CONTAINMENT OF FLOWING WATER



The level of water in Speigner Lake will be controlled by then order to maintain a constant flow of water In Mortar Creek below the dam.  It is anticipated that low levels will be maintained during the time when rainfall and rising creek levels may be anticipated.  The general manager for the LESSEE at the mining site will be the only person authorized to direct a change in levels of the lake and prison authorities will be notified of anticipated changes with as much advance notice as possible. An adequate water flow will be maintained in Mortar Creek below the dam to provide sample water for the prison irrigation system.



LESSEE agrees to conduct its operations at all times in such a manner as to not interfere with the prison system irrigation system.  In the event LESSEE causes LESSOR to be unable to

irrigate its crops.  LESSOR shall notify LESSEE in writing of same and LESSEE shall have three (3) days to cure said breach of

this Agreement.   If the situation is not cured within three
(3)

days,  LESSEE shall pay to LESSOR a penalty of $500.00 per day for each day after the expiration of the three  (3)  day period that LESSOR is unable to irrigate its crops. LESSEE shall not be liable if LESSORS inability to irrigate its crops is the  result of natural causes (such as lack of flowing  water  in Mortar

Creek).



The LESSOR will inform the LESSEE of a safe distance from the bottom of the darn from which the LESSEE may mine without the danger of "blowout" condition. The determination of the distance will be based on hydraulic engineering studies that define the seepage network below the dam.



WATER RIGHTS



LESSEE shall have the right to enter upon and into any water surface located on the premises, such as lakes, ponds, streams,

creeks or rivers, and erect or cause to be erected or placed thereon any dredge, boat, barge., pump or other necessary

equipment for the mining or removal of any sand and gravel

covered by such water surface.



LESSEE shall have the right to use all water sources located on the leased premises and to drill water wells thereon for use in the conduct of his operations. As to any well dug by LESSEE upon termination hereof, LESSEE shall leave on the premises such well and well casing therein for the use of LESSOR, but LESSEE may remove any and all pumps, motors or other well equipment.



LAND USE



LESSEE shall have the right to clear such trees, brush and

undergrowth from such portions of the premises as may be

reasonably necessary to explore for materials, locate pits,

quarries and other removal areas and to locate stockpile and equipment areas and plants.  LESSOR shall have the right to sell and/or remove all merchantable timber from the leased premises within a reasonable time, not to exceed SIX (6) MONTHS from the date hereof, so long as such timber removal is done as

expeditiously as possible and does not unreasonably interfere with LESSEE'S operations hereunder.



LESSEE agrees to conform to and observe all orders and

regulations lawfully issued and enforced by state and federal authorities with regard to the pollution of live streams and rivers on the premises or adjoining lands and with regard to the reclamation of the lands heretofore described.



INSPECTION OF PREMISES



LESSOR, its agent and authorized representatives, shall have the right of entering upon and inspecting the operations of LESSEE on the  premises at any reasonable time  during  normal business hours.



REMOVAL OF IMPROVEMENTS AND EQUIPMENTS



Upon the termination of or surrender of this Lease, LESSEE shall have the right to remove from the premises any and all equipment,

machinery, tools, materials and supplies or other property of the

LESSEE, including buildings and plants, within a reasonable and economically feasible period of time.  Any such property totally abandoned by LESSEE shall become the property of LESSOR, provided that LESSOR gives LESSEE notice in writing of its opinion that such has been abandoned and grants LESSEE a reasonable time to remove said property.



INDEMNIFICATION OF LESSOR



LESSEE agrees to supply and provide all necessary machinery,

equipment and supplies to take and remove the sand and gravel conveyed hereunder with no cost, expense or liability on the part of the LESSOR. LESSEE further agrees to hold LESSOR harmless and indemnify LESSOR from liability, claims or demands of third

parties or employees of LESSEE arising out of or caused by the negligence of LESSEE or his operations hereunder. LESSEE further agrees to conduct his operations at all times in such  a manner as to not cause undue damage to the property  of  LESSOR, such damage  being  inconsistent  with normal  sand  and  gravel

excavation and removal.



LESSEE further agrees to exercise caution to see that no sewage lines passing through this area are damaged, and agrees to repair or replace at her expense.  Any sewage lines damaged by LESSEE during the term of this lease.



LESSEE agrees not to use explosive materials in its operation hereunder without first notifying LESSOR of his intentions to do

so.



TAXES



LESSEE agrees to pay all contributions, levies, taxes and other assessments resulting from its operations hereunder, for which it or LESSOR shall become liable with respect to wages for employees of LESSEE, social security and state taxes.



WAIVER OF RIGHTS



Each party hereto expressly reserves the right to waive any

breach of the conditions hereof as its option, but any such

waiver shall extend only to the particular breach so waived and shall not limit the rights of the parties as to future breach hereof.



EXHAUSTION OF MATERIALS



In the event that all materials sand and gravel deposits on the leased premises shall be exhausted prior to termination hereof,

then in such  event LESSEE shall notify LESSOR in writing of such exhaustion,  accompanied by a professional geologist
report.   If

LESSOR finds after expert inspection, that the material deposits have been exhausted, then this Lease Agreement is thereby

terminated.

DEFAULT



If either party shall default in the substantial performance or observation of the terms and conditions hereof, and such default shall continue for a period of thirty (30) days after written notice thereof, the aggrieved party may institute appropriate proceedings in a Court of competent jurisdiction to enforce the terms and conditions hereof or to cancel and terminate the

obligators hereunder.  However, LESSEE shall net be held

responsible for delays or casualties caused by any act of God or natural conditions beyond LESSEE'S control



HEIRS AND SUCCESSORS IN INTEREST



All of the obligations and rights hereunder shall extend to and be binding upon, and every benefit hereunder shall inure to, the heirs, executors, administrators, successors or assigns of the

parties.   LESSEE shall have the right to assign this lease with

the written consent of the Commissioner  of the Alabama

Department of Corrections pursuant to Section 4l-l6-59,  Code of

Alabama; (1975).



AMENDMENTS



The parties hereto reserve the right to make mutually agreeable amendments hereto which may be required in order to comply with applicable State or federal laws affecting the rights and

obligations hereunder, provided however, that if such

requirements of law make it economically unfeasible to comply hereunder all guarantee of payments hereunder shall terminate.



EXCLUSIVE RIGHTS



The rights and privileges granted hereunder to explore mine and remove sand and gravel shall be exclusive to LESSEE and LESSOR covenants hereby not to grant any similar or conflicting rights

to anyone else during the term hereof.   Nor shall LESSOR have

any right to remove any sand and gravel hereby conveyed for or on behalf of itself during the term hereof without the written

agreement and consent of LESSEE.   LESSOR further covenants that

it will  not create or grant any encumbrances or  other  rights which will restrict or decrease the complete rights of LESSEE hereunder  or unreasonably effect the successful operations and rights of LESSEE hereunder.



FENCES AND LIVESTOCK



LESSOR agrees to maintain all fences and or gaps located upon the premises and not allow livestock to interfere with the operations of LESSEE hereunder, and agrees that LESSEE shall not be liable for the death or injury of any livestock allowed on the premises

caused by LESSEE'S operation.   LESSEE agrees to conduct his

operations at all times in such a manner as to not interfere with

LESSOR'S livestock operations.   LESSEE agrees to repair any

damage to fences or gaps caused by him and not necessary to the operations and rights herein set forth.



EASEMENTS AND RIGHTS OF WAY



At the request of the LESSEE, LESSOR agrees to grant any and all easements or rights of way necessary to provide electricity, gas,

water or other utility service reasonably necessary for the

LESSEE'S operations hereunder to utility companies or other third parties, said easements and/or rights of way to be effective

during the entire term hereof, including any renewals.   The

costs of providing said utility service to the premises or

locations thereon, exclusive of the value of said easements or rights of way shall be borne by the LESSEE.



DISCLAIMER OF WARRANTY



The LESSOR hereby expressly disclaims makes no warranty of

quantity of sand and gravel on said premises.   The LESSOR

further disclaims and makes no warranty regarding the type,

nature, suitability, merchantability, marketability,

specifications, or fitness for a particular purpose of the sand and gravel on said premises.



NOTICES



Any notice or consent required hereunder, to be in writing shall be deemed sufficient and timely if the same is placed in the

United States mail, certified mail, return receipt and postmarked within the time allowed hereunder, addressed to the party to be so notified at its usual and customary business address.



IN WITNESS WHEREOF, the parties have hereunder to set their hands and seals or caused this instrument to be  executed  with full and  absolute authority to do so  on the day  herein above first recited.



LESSEE



"Kittye D. Hartley"

Kittye D. Hartley







LESSOR



ALABAMA DEPARTMENT OF CORRECTIONS





BY:

"Fred V. Smith"

Fred V. Smith. Commissioner